ADDENDUM TO EMPLOYMENT AGREEMENT THIS ADDENDUM TO EMPLOYMENT AGREEMENT (the “Addendum”) is entered into effective as of May 12, 2021 (the “Addendum Effective Date”) by and between: (i) Patrick McCahill (the “Executive”); and (ii) FEDNAT HOLDING COMPANY, a Florida corporation (the "Company"). P R E L I M I N A R Y S T A T E M E N T WHEREAS, the Company and the Executive are parties to (i) an Employment Agreement dated as of August 22, 2020 (the “Employment Agreement”); and (ii) a Confidential Information, Non- Solicitation and Non-Competition Agreement dated as of August 22, 2020 (the “Restrictive Covenant Agreement”); and WHEREAS, the Company and the Executive desire to confirm the parties’ agreement regarding the Executive’s incentive bonus opportunity for 2021, as set forth herein. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Capitalized Terms. Capitalized terms used but not defined in this Addendum shall have the meanings as set forth in the Employment Agreement. 2. Annual Incentive Bonus Program. The Executive agrees that his annual bonus program for 2021 shall be modified as follows: (a) he shall not be entitled to any minimum bonus amount and (b) the weighting of the two components of the Executive’s annual bonus program shall be 12.5% for the EBITDA metric and 37.5% for the discretionary component. The Executive acknowledges and agrees that the discretionary component of his annual bonus will be tied to comprehensive goals for members of senior management, including without limitation “SMART” objectives. The Executive further acknowledges and agrees that the modifications described herein will not constitute “Good Reason” as defined in the Employment Agreement. 3. Effect of Addendum. Except as expressly set forth in this Addendum, the provisions of the Employment Agreement and the Restrictive Covenant Agreement shall be unmodified and remain in full force and effect. 4. Injunction. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of this Addendum or other action in conflict with this Addendum will cause irreparable harm and damage to the Company, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and hereby acknowledges that the Company shall be entitled to an injunction from any court of competent jurisdiction enjoining and restraining any violation of this Addendum by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other remedies the Company may possess. 5. Entire Agreement; Conflict with Employment Agreement or Restrictive Covenant Agreement. This Addendum, the Employment Agreement, and the Restrictive Covenant Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, letters and understandings relating to the subject matter hereof. If any provision of this Addendum shall conflict with the Employment Agreement or the Restrictive Covenant Agreement, the terms of this Addendum shall control. 6. Amendment. This Addendum may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought. 7. Choice of Law. This Addendum will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws. 8. Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Addendum will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Addendum will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision. 9. Severability. The invalidity, illegality or unenforceability of any provision of this Addendum will not affect any other provision of this Addendum, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Addendum affect the balance of such provision. In the event that any provision of this Addendum shall for any reason be held to be invalid, illegal or unenforceable in any respect, the parties agree that this Addendum shall be modified, reformed, construed and enforced so that such invalid, illegal or unenforceable provision is enforceable and comes closest to expressing the intention of the unenforceable provision. 10. Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Addendum, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Any suit, action or proceeding with respect to this Addendum shall be brought in the courts of Broward County in the State of Florida or in the U.S. District Court for the Southern District of Florida. Each party hereto consents to service of process by any means authorized by the applicable law of such forum and each party irrevocably waives, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Venue for any such action, in addition to any other venue permitted by statute, will be Broward County, Florida. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Addendum or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum. 11. Assignment; Binding Effect. This Addendum may not be assigned by the Executive. This Addendum may be assigned by the Company, in whole or in part, without the consent of the Executive. This Addendum shall be binding upon and inure to the benefit of the parties, and their heirs, personal representatives, successors and permitted assigns. 12. Counterparts. This Addendum may be executed in one or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 13. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered when sent by facsimile with receipt confirmed or when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or by overnight courier, addressed to the Executive at the address currently on record with the Company and to the Company at 14050 N.W. 14th Street, Suite 180, Sunrise, FL 33323, or to such other address as either party hereto shall from time to time designate to the other party by notice in writing as provided herein. 14. Voluntary Execution. Executive acknowledges that he has read and understands this Addendum, has had an opportunity to consult with an attorney, and signs this Addendum voluntarily, without coercion, based upon his own judgment and not in reliance upon any representations or promises other than those set forth herein. IN WITNESS WHEREOF, this Addendum has been duly signed by the parties hereto effective as of the Addendum Effective Date. FEDNAT HOLDING COMPANY By: /s/ Michael H. Braun Name: Michael H. Braun Title: Chief Executive Officer EXECUTIVE /s/ Patrick McCahill Name: Patrick McCahill